United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21249

(Investment Company Act File Number)

Federated Premier Intermediate Municipal Income Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(412) 288-1900

(Registrant's Telephone Number)

Date of Fiscal Year End: 11/30/2014

Date of Reporting Period: 11/30/2014

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2014
Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund
Funds Established 2002

Not FDIC Insured • May Lose Value • No Bank Guarantee

Portfolio of Investments Summary Table (unaudited)–
Federated Premier Municipal Income Fund
At November 30, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Investments
Transportation	21.3%
Hospital	13.9%
Special Tax	11.3%
Public Power	7.2%
Education	5.8%
Water & Sewer	5.7%
Industrial Development Bond/Pollution Control Revenue	5.4%
Refunded	5.2%
Electric & Gas	4.6%
Senior Care	4.1%
Other[2]	15.5%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 84.5% of the Fund's investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments–Federated Premier Municipal Income Fund
November 30, 2014
Principal Amount			Value
		MUNICIPAL BONDS—99.9%
		Alabama—2.0%
$1,145,000		Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.00% (Original Issue Yield: 6.25%), 10/1/2040	$1,333,078
415,000		Selma, AL IDB, Gulf Opportunity Zone Bonds (Series 2010A), 5.80% (International Paper Co.), 5/1/2034	467,676
1,000,000		Selma, AL IDB, Revenue Bonds (Series 2011A), 5.375% (International Paper Co.), 12/1/2035	1,111,040
		TOTAL	2,911,794
		Arizona—2.3%
1,000,000	[1,2]	Phoenix, AZ IDA, Education Facility Revenue Bonds (Series 2014A), 5.00% (Great Heart Academies), 07/01/2034	1,045,700
2,000,000		Pima County, AZ IDA, Revenue Bonds (Series 2008B), 5.75% (Tucson Electric Power Co.), 9/1/2029	2,007,980
320,000	[1,2]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.00%, 7/15/2027	368,150
		TOTAL	3,421,830
		California—9.2%
300,000	[1,2]	California School Finance Authority, School Facility Revenue Bonds (Series 2014A), 5.000% (KIPP LA), 07/01/2034	315,387
250,000	[1,2]	California School Finance Authority, School Facility Revenue Bonds (Series 2014A), 5.125% (KIPP LA), 07/01/2044	260,470
1,000,000		California State, Various Purpose UT GO Bonds, 5.00%, 9/1/2030	1,149,840
375,000	[1,2]	California Statewide CDA , Revenue Refunding Bonds (Series 2014A), 5.25% (899 Charleston LLC), 11/1/2044	376,856
1,140,000		Chula Vista, CA Municipal Finance Authority, Special Tax Revenue Refunding Bonds (Series 2013), 5.50%, 9/1/2028	1,337,881
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013A), 5.75% (Original Issue Yield: 6.05%), 1/15/2046	1,147,540
110,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2021	127,945
1,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00% (Citigroup, Inc. GTD), 11/1/2034	2,098,485
2,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 5.50%, 5/1/2025	2,348,980
1,500,000		San Joaquin Hills, CA Transportation Corridor Agency, Senior Lien Toll Road Refunding Revenue Bonds (Series 2014A), 5.00%, 01/15/2050	1,570,350
1,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.00% (Original Issue Yield: 5.05%), 3/1/2031	1,106,690
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—cont.
	California—cont.
$1,500,000	University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.00%, 5/15/2031	$1,728,510
	TOTAL	13,568,934
	Colorado—4.2%
1,250,000	Colorado Health Facilities Authority, Revenue Bonds (Series 2013A), 5.000% (Sisters of Charity of Leavenworth Health System), 01/01/2044	1,391,800
230,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COPs (Series 2008), 5.50% (United States Treasury PRF 11/1/2018@100/Original Issue Yield: 5.60%), 11/1/2027	270,282
1,000,000	Denver, CO Health & Hospital Authority, Revenue Bonds, 6.25% (Original Issue Yield: 6.28%), 12/1/2014	1,000,510
500,000	Foothills Metropolitan District, CO, Special Revenue Bonds (Series 2014), 5.75%, 12/01/2030	501,820
1,480,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25% (Merrill Lynch & Co., Inc.)/(Original Issue Yield: 6.63%), 11/15/2028	1,898,026
1,000,000	University of Colorado, Tax-Exempt University Enterprise Revenue Bonds (Series 2013A), 5.00%, 6/1/2037	1,141,140
	TOTAL	6,203,578
	Connecticut—1.6%
2,000,000	Connecticut State HEFA, Revenue Bonds (Series 2014E), 5.00% (Yale-New Haven Hospital), 7/1/2031	2,286,380
	Delaware—0.5%
715,000	Delaware EDA, Gas Facilities Refunding Bonds, 5.40% (Delmarva Power and Light Co.), 2/1/2031	806,127
	District of Columbia—2.1%
2,500,000	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.67%), 5/15/2033	2,878,150
225,000	District of Columbia, Revenue Bonds (Series 2013A), 6.00% (KIPP DC), 7/1/2048	259,027
	TOTAL	3,137,177
	Florida—4.5%
1,110,000	Harbor Bay, FL Community Development District, Special Assessment Revenue Bonds, 6.75%, 5/1/2034	1,114,096
1,000,000	Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012), 5.00%, 10/1/2030	1,135,050
750,000	Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012A), 5.00%, 10/1/2029	854,655
1,000,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	1,104,830
165,000	Palm Beach County, FL Health Facilities Authority, Revenue Bonds (Series 2014A), 7.250%, (Sinai Residences of Boca Raton), 06/01/2034	186,966
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—cont.
		Florida—cont.
$1,000,000		South Lake County, FL Hospital District, Revenue Bonds (Series 2009A), 6.00% (South Lake Hospital, Inc.)/(Original Issue Yield: 6.05%), 4/1/2029	$1,122,530
10,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 1), 6.65%, 5/1/2040	10,254
465,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2), 6.65%, 5/1/2040	275,192
160,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.65%, 5/1/2040	2
200,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-1), 6.65%, 5/1/2040	203,900
55,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-2) 0.00% (Step Coupon 5/1/2017 @ 6.61%), 5/1/2039	40,275
130,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-3) 0.00% (Step Coupon 5/1/2019 @ 6.61%), 5/1/2040	77,562
65,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4) 0.00% (Step Coupon 5/1/2022 @ 6.61%), 5/1/2040	28,705
445,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	453,077
		TOTAL	6,607,094
		Georgia—2.8%
1,000,000		Atlanta, GA Airport General Revenue, Airport General Revenue Refunding Bonds (Series 2010C), 6.00%, 1/1/2030	1,208,540
1,500,000		Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.00% (Original Issue Yield: 6.14%), 11/1/2024	1,817,250
1,000,000		Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	1,023,690
		TOTAL	4,049,480
		Guam—0.3%
375,000		Guam Government LO (Section 30), Bonds (Series 2009A), 5.625% (Original Issue Yield: 5.875%), 12/1/2029	412,946
		Hawaii—0.6%
750,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series 2009), 6.50% (Hawaiian Electric Co., Inc.), 7/1/2039	870,698
		Idaho—0.6%
875,000		Idaho Health Facilities Authority, Revenue Bonds (Series 2013A), 7.375% (Terraces of Boise)/(Original Issue Yield: 7.50%), 10/1/2029	924,700
		Illinois—7.9%
800,000		Antioch Village, IL Special Service Area No. 1, Special Tax Revenue Bonds, 6.625% (Deercrest Project), 3/1/2033	719,904
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—cont.
	Illinois—cont.
$1,400,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.000%, 01/01/2035	$1,559,978
625,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), 6.50%, 1/1/2041	757,175
1,000,000	Chicago, IL Special Assessment, Improvement Revenue Bonds, 6.75% (Lakeshore East Project)/(Original Issue Yield: 6.769%), 12/1/2032	1,004,230
1,000,000	Chicago, IL Wastewater Transmission, Second Lien Revenue Project Bonds (Series 2014), 5.00%, 01/01/2039	1,101,990
695,000	Chicago, IL, UT GO Bonds (Project Series 2011A), 5.25%, 1/1/2035	720,229
420,000	DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	423,490
625,000	Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	626,194
1,250,000	Illinois State Toll Highway Authority, Toll Highway Senior Refunding Revenue Bonds (Series 2010 A-1), 5.00%, 1/1/2031	1,396,600
1,000,000	Illinois State, UT GO Bonds (Series June 2013), 5.50% (Original Issue Yield: 5.65%), 7/1/2038	1,104,290
1,000,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	1,087,870
1,000,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.50%, 6/15/2050	1,087,940
	TOTAL	11,589,890
	Indiana—4.4%
1,930,000	Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.25% (Baptist Homes of Indiana), 11/15/2035	1,958,410
500,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.25%, 1/1/2038	566,810
655,000	Indiana State Finance Authority Midwestern Relief, Midwestern Disaster Relief Revenue Bonds (Series 2012A), 5.00% (Ohio Valley Electric Corp.), 6/1/2032	692,328
1,500,000	Indiana State Finance Authority Wastewater Utilities, First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.25% (CWA Authority), 10/1/2031	1,748,220
1,200,000	Whiting, IN Environmental Facilities, Revenue Bonds (Series 2009), 5.25% (BP PLC), 1/1/2021	1,430,952
	TOTAL	6,396,720
	Iowa—0.5%
700,000	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50% (Iowa Fertilizer Co.), 12/1/2022	731,675
	Kansas—1.5%
2,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 09/01/2044	2,225,100
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—cont.
	Kentucky—0.8%
$1,000,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Series 2013), 5.75% (Original Issue Yield: 5.95%), 7/1/2049	$1,138,720
	Louisiana—0.2%
235,000	St. Charles Parish, LA Gulf Opportunity Zone, Revenue Bonds (Series 2010), 4.00% (Valero Energy Corp.), Mandatory Tender 6/1/2022	253,746
	Maine—0.5%
600,000	Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2011), 6.75% (MaineGeneral Medical Center)/(Original Issue Yield: 7.00%), 7/1/2041	671,160
	Maryland—0.8%
175,000	Maryland State EDC, Port Facilities Refunding Revenue Bonds (Series 2010), 5.75% (CONSOL Energy, Inc.), 9/1/2025	193,298
690,000	Maryland State EDC, Revenue Bonds (Series B), 5.75% (Ports America Chesapeake, Inc. )/(Original Issue Yield: 5.875%), 6/1/2035	743,158
200,000	Westminster, MD, Revenue Bonds (Series 2014A), 6.00% (Lutheran Village at Miller's Grant, Inc.), 7/1/2034	211,488
	TOTAL	1,147,944
	Massachusetts—0.4%
500,000	Massachusetts State Development Finance Agency, Revenue Bonds (Series 2012), 5.00% (Northeastern University), 10/1/2029	567,150
	Michigan—5.5%
1,750,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Series 2014B), 5.000% (Public Lighting Authority), 07/01/2039	1,875,230
600,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 D-1), 5.00% (Detroit, MI Water Supply System)/(Assured Guaranty Municipal Corp. INS), 7/1/2037	655,386
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.75% (Henry Ford Health System, MI)/(Original Issue Yield: 6.00%), 11/15/2039	1,108,420
1,000,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2008A), 6.875% (Original Issue Yield: 7.10%), 6/1/2042	949,760
1,705,000	Royal Oak, MI Hospital Finance Authority, Refunding Revenue Bonds (Series 2014D), 5.00% (William Beaumont Hospital, MI), 9/1/2033	1,898,535
1,490,000	Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.00%, 12/1/2037	1,630,760
	TOTAL	8,118,091
	Minnesota—1.0%
1,000,000	Baytown Township, MN, Lease Revenue Bonds (Series 2008A), 7.00% (St. Croix Preparatory Academy)/(Original Issue Yield: 7.05%), 8/1/2038	1,048,750
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—cont.
		Minnesota—cont.
$400,000		Western Minnesota Municipal Power Agency, MN, Power Supply Revenue Bonds (Series 2014A), 5.000%, 01/01/2040	$456,736
		TOTAL	1,505,486
		Mississippi—0.2%
315,000		Warren County, MS Gulf Opportunity Zone, Gulf Opportunity Zone Bonds (Series 2011A), 5.375% (International Paper Co.), 12/1/2035	352,028
		Nebraska—2.2%
2,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), 5.00% (Goldman Sachs & Co. Inc. GTD)/(Original Issue Yield: 5.05%), 9/1/2042	2,155,660
1,000,000		Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.00%, 1/1/2039	1,108,680
		TOTAL	3,264,340
		Nevada—0.8%
1,000,000		Clark County, NV Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2014A-2), 5.000%, 07/01/2035	1,122,160
		New Jersey—4.2%
400,000		New Jersey EDA, Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.00% (NJ Dedicated Cigarette Excise Tax), 6/15/2023	454,696
2,500,000		New Jersey EDA, School Facilities Construction Refunding Bonds (Series 2014PP), 5.00% (New Jersey State), 6/15/2031	2,744,600
600,000		New Jersey State Transportation Trust Fund Authority, Transportation System Bonds (Series 2011A), 6.00% (New Jersey State), 6/15/2035	730,140
2,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2014A), 5.00%, 1/1/2034	2,275,780
		TOTAL	6,205,216
		New Mexico—1.3%
1,000,000		Farmington, NM, PCR Revenue Refunding Bonds (Series 2010E), 5.90% (Public Service Co., NM), 6/1/2040	1,113,990
750,000	[1,2]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.50%, 9/1/2023	744,075
		TOTAL	1,858,065
		New York—8.3%
1,000,000		Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2009), 6.375% (Original Issue Yield: 6.476%), 7/15/2043	1,177,550
1,000,000		Erie County, NY IDA, School Facility Refunding Revenue Bonds (Series 2011B), 5.00% (Buffalo, NY City School District), 5/1/2020	1,179,240
1,000,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	1,149,750
1,000,000		New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 2008DD), 5.50% (Original Issue Yield: 5.57%), 6/15/2026	1,156,470
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—cont.
		New York—cont.
$900,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2014A-1), 5.000%, 08/01/2036	$1,036,269
1,000,000		New York City, NY, UT GO Bonds (Fiscal 2014 Subseries D-1), 5.00%, 8/1/2030	1,162,510
2,000,000		New York Liberty Development Corporation, Liberty Revenue Bonds (Series 2011), 5.75% (4 World Trade Center), 11/15/2051	2,344,140
1,000,000	[1,2]	New York Liberty Development Corporation, Revenue Bonds (Series 2014 Class 1), 5.00% (3 World Trade Center), 11/15/2044	1,016,470
1,030,000		New York Liberty Development Corporation, Revenue Refunding Bonds (Series 2012 Class 2), 5.00% (7 World Trade Center LLC), 9/15/2043	1,144,093
750,000		New York State Thruway Authority, General Revenue Bonds (Series 2012I), 5.00% (New York State Thruway Authority - General Revenue ), 1/1/2037	835,028
		TOTAL	12,201,520
		North Carolina—1.8%
2,385,000		Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue & Refunding Revenue Bonds (Series 2012A), 5.000%, (Carolinas HealthCare System), 01/15/2043	2,594,808
		Ohio—6.1%
1,500,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	1,323,330
1,000,000		Cleveland, OH Airport System, Revenue Bonds (Series 2012A), 5.00%, 1/1/2028	1,092,790
1,000,000		Lorain County, OH Port Authority, Recovery Zone Facility Revenue Bonds (Series 2010), 6.75% (United States Steel Corp.), 12/1/2040	1,104,570
945,000		Lucas County, OH, Revenue Bonds (Series 2011A), 6.00% (ProMedica Healthcare Obligated Group)/(Original Issue Yield: 6.22%), 11/15/2041	1,124,578
745,000		Muskingum County, OH, Hospital Facilities Revenue Bonds (Series 2013), 5.00% (Genesis Healthcare Corp.), 2/15/2027	777,050
1,090,000		Ohio State Air Quality Development Authority, Revenue Bonds (Series 2009A), 5.70% (FirstEnergy Solutions Corp.), 8/1/2020	1,254,132
800,000		Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.25%, 2/15/2030	930,144
450,000		Ohio State University, Revenue Bonds (Series 2008A), 5.00%, 12/1/2026	511,988
750,000		University of Cincinnati, OH, General Receipts Bonds (Series 2013C), 5.00%, 6/1/2039	856,192
		TOTAL	8,974,774
		Oregon—0.3%
500,000	[1,2]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	503,385
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—cont.
	Pennsylvania—3.5%
$1,500,000	Northampton County, PA General Purpose Authority, Hospital Revenue Bonds (Series 2008A), 5.50% (St. Luke's Hospital of Bethlehem)/(Original Issue Yield: 5.60%), 8/15/2035	$1,639,635
1,000,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009D), 5.50%, 12/1/2041	1,134,850
555,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 2012A), 5.625% (Temple University Health System Obligated Group)/(Original Issue Yield: 5.875%), 7/1/2042	588,888
1,630,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.00% (Original Issue Yield: 5.13%), 1/1/2027	1,804,247
	TOTAL	5,167,620
	Puerto Rico—0.7%
1,200,000	Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.000% (Original Issue Yield: 8.727%), 07/01/2035	1,029,024
	Tennessee—4.9%
1,750,000	Johnson City, TN Health & Education Facilities Board, Hospital Revenue Bonds (Series 2010), 6.00% (Mountain States Health Alliance)/(Original Issue Yield: 6.07%), 7/1/2038	1,989,400
2,000,000	Rutherford County, TN Health and Educational Facilities Board, Revenue Bonds (Series 2012C), 5.000% (Ascension Health Alliance Senior Credit Group), 11/15/2047	2,199,520
2,580,000	Tennessee State School Board Authority, Higher Educational Facilities Second Program Bonds (United States Treasury PRF 5/1/2018 @ 100)/(Series 2008B), 5.50%, 5/1/2038	2,990,168
	TOTAL	7,179,088
	Texas—9.0%
1,000,000	Bexar County, HFDC, Refunding Revenue Bonds (Series 2007), 5.00% (Army Retirement Residence Foundation), 7/1/2033	1,014,990
1,050,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.25% (Original Issue Yield: 6.30%), 1/1/2046	1,220,887
500,000	Clifton Higher Education Finance Corporation, TX, Education Revenue Bonds (Series 2012), 5.00% (Idea Public Schools ), 8/15/2032	543,595
1,500,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Improvement Bonds (Series 2014C), 5.00%, 11/1/2045	1,645,830
750,000	Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2014A), 5.250% (Wise Regional Health System), 09/01/2044	779,550
835,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.25%, 10/1/2051	937,154
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp., Revenue Refunding Bonds (Series 2009), 5.625% (St. Luke's Health System)/(United States Treasury PRF 2/15/2019@100), 2/15/2025	2,364,160
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—cont.
	Texas—cont.
$385,000	HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2027	$391,618
585,000	HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2037	590,768
200,000	Houston, TX Higher Education Finance Corp., Education Revenue Bonds (Series 2011A), 6.875% (Cosmos Foundation, Inc. ), 5/15/2041	250,702
835,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), 5.00% (Original Issue Yield: 5.12%), 1/1/2038	903,153
1,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp., Retirement Facility Revenue Bonds (Series 2009), 6.375% (Air Force Village)/(Original Issue Yield: 6.50%), 11/15/2044	1,079,790
500,000	Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	526,435
955,000	Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.30%, 7/1/2034	1,014,688
	TOTAL	13,263,320
	Virginia—0.5%
675,000	Route 460 Funding Corporation of Virginia, Toll Road Senior Lien Revenue Bonds (Series 2012), 5.00%, 7/1/2052	715,034
	Washington—0.3%
460,000	Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2031	504,597
	Wisconsin—1.6%
2,000,000	Wisconsin State General Fund Appropriation, Revenue Bonds (Series 2009A), 6.00% (Wisconsin State)/(Original Issue Yield: 6.10%), 5/1/2036	2,363,240
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $136,466,812)	146,844,639
	SHORT-TERM MUNICIPAL—0.1%[5]
	Ohio—0.1%
100,000	Allen County, OH, (Series 2010C) Daily VRDNs (Catholic Healthcare Partners), (MUFG Union Bank, N.A. LOC), 0.06%, 12/1/2014 (AT AMORTIZED COST)	100,000
	TOTAL MUNICIPAL INVESTMENTS—100% (IDENTIFIED COST $136,566,812)[6]	146,944,639
	OTHER ASSETS AND LIABILITIES—NET[7]	1,802,570
	LIQUIDATION VALUE OF VARIABLE RATE MUNICIPAL TERM PREFERRED SHARES	(35,525,000)
	LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES	(18,150,000)
	TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$95,072,209
At November 30, 2014, the Fund held no securities that were subject to the federal alternative minimum tax (AMT) (unaudited).
Annual Shareholder Report

At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[4]United States 10 Year Treasury Notes Short Futures	115	$14,610,391	March 2015	$(127,837)
Unrealized Depreciation on Futures Contracts is included in “Other Assets and
Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these restricted securities amounted to $4,630,493, which represented 4.9% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2014, these liquid restricted securities amounted to $4,630,493, which represented 4.9% of total net assets.
3	Security in default.
4	Non-income-producing security.
5	Current rate and next reset date shown for Variable Rate Demand Notes.
6	The cost of investments for federal tax purposes amounts to $136,571,115.
7	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total market value at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$—	$146,844,639	—	$146,844,639
Short-Term Municipal	—	100,000	—	100,000
TOTAL SECURITIES	$—	$146,944,639	$—	$146,944,639
OTHER FINANCIAL INSTRUMENTS*	$(127,837)	$—	$—	$(127,837)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
CDA	—Community Development Authority
COPs	—Certificates of Participation
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
LO	—Limited Obligation
LOC	—Letter of Credit
PCR	—Pollution Control Revenue
PRF	—Pre-refunded
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–
Federated Premier Intermediate Municipal Income Fund
At November 30, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Investments
Transportation	21.7%
Special Tax	16.2%
Hospital	11.9%
Education	8.0%
Public Power	7.2%
Senior Care	5.9%
Water & Sewer	5.8%
General Obligation–Local	4.6%
Industrial Development Bond/Pollution Control Revenue	4.1%
General Obligation-State	3.1%
Other[2]	11.5%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 88.5% of the Fund's investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments–Federated Premier Intermediate Municipal Income Fund
November 30, 2014
Principal Amount			Value
		MUNICIPAL BONDS—99.7%
		Arizona—2.8%
$1,000,000	[1,2]	Phoenix, AZ IDA, (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.00%, 07/01/2034	$1,045,700
1,690,000		Pima County, AZ IDA, PCRBs (Series 2009A), 4.95% (Tucson Electric Power Co.), 10/1/2020	1,901,943
1,000,000		Pima County, AZ Regional Transportation Authority, Transportation Excise Tax Revenue Bonds (Series 2014), 5.00% (Pima County, AZ Regional Transportation Fund), 6/1/2026	1,189,630
320,000	[1,2]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.00%, 7/15/2027	368,150
		TOTAL	4,505,423
		California—16.0%
1,000,000		Alameda Corridor Transportation Authority, CA, Senior Lien Refunding Revenue Bonds (Series 2013A), 5.00% (Assured Guaranty Municipal Corp. INS), 10/1/2028	1,169,510
1,115,000		Bay Area Toll Authority, CA, San Francisco Bay Area Subordinate Toll Bridge Revenue Bonds (Series 2010 S-2), 5.00%, 10/1/2024	1,288,204
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2011A), 5.25% (Catholic Healthcare West), 3/1/2027	1,703,115
1,250,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2012A), 5.00% (Scripps Health), 11/15/2032	1,400,212
300,000	[1,2]	California School Finance Authority, School Facility Revenue Bonds (Series 2014A), 5.000% (KIPP LA), 7/1/2034	315,387
1,705,000		California State, Refunding Economic Recovery Bonds (Series 2009A), 5.00% (California State Fiscal Recovery Fund), 7/1/2018	1,961,961
1,500,000		California State, Various Purpose UT GO Bonds, 5.00%, 9/1/2027	1,763,160
1,000,000	[1,2]	California Statewide CDA , Revenue Refunding Bonds (Series 2014A), 5.00% (899 Charleston LLC), 11/1/2034	1,008,530
1,040,000	[1,2]	California Statewide CDA, Revenue Bonds (Series 2007), 5.00% (Inland Regional Center), 12/1/2017	1,099,966
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013B-1), 5.50%, Mandatory Tender 1/15/2023	1,154,590
165,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2028	184,581
1,500,000		Los Angeles, CA USDT , UT GO Refunding Bonds (Series 2014C), 5.00%, 7/1/2030	1,777,245
1,385,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 6.125% (Citigroup, Inc. GTD), 11/1/2029	1,758,313
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	California—continued
$1,335,000	Sacramento, CA Municipal Utility District, Electric Revenue Refunding Bonds (Series 2012Y), 5.00%, 8/15/2028	$1,567,397
1,000,000	San Diego, CA Public Facilities Authority, Senior Sewer Revenue Refunding Bonds (Series 2009B), 5.00% (San Diego, CA Wastewater System), 5/15/2016	1,071,060
1,000,000	San Francisco, CA City & County Airport Commission, Second Series Revenue Refunding Private Activity Bonds (Series 2010C), 5.00%, 5/1/2021	1,169,600
2,000,000	San Joaquin Hills, CA Transportation Corridor Agency, Senior Lien Toll Road Refunding Revenue Bonds (Series 2014A), 5.00%, 1/15/2034	2,180,820
1,000,000	San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.00% (Original Issue Yield: 5.05%), 3/1/2031	1,106,690
1,680,000	University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.00%, 5/15/2031	1,935,931
	TOTAL	25,616,272
	Colorado—4.9%
2,000,000	Colorado Health Facilities Authority, Revenue Bonds (Series 2011A), 5.25% (Catholic Health Initiatives), 2/1/2031	2,241,080
1,000,000	Colorado Health Facilities Authority, Revenue Refunding Bonds (Series 2012A), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2027	1,076,460
600,000	Denver (City & County), CO, Airport System Revenue Bonds (Series 2009A), 5.00% (Denver, CO City & County Airport Authority), 11/15/2016	653,940
1,000,000	E-470 Public Highway Authority, CO, Revenue Bonds (Series 2010C), 5.375% (Original Issue Yield: 5.40%), 9/1/2026	1,111,840
500,000	Foothills Metropolitan District, CO, Special Revenue Bonds (Series 2014), 5.25%, 12/1/2024	501,870
1,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25% (Bank of America Corp. GTD)/(Original Issue Yield: 6.63%), 11/15/2028	1,282,450
500,000	Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.00%,(Original Issue Yield: 7.05%), 12/1/2014	500,285
510,000	Tallyn's Reach Metropolitan District No. 3, CO, LT GO Refunding & Improvement Bonds (Series 2013), 5.00%, 12/1/2033	520,756
	TOTAL	7,888,681
	Connecticut—1.5%
2,150,000	Connecticut State HEFA, Revenue Bonds (Series 2014E), 5.00% (Yale-New Haven Hospital), 7/1/2031	2,457,859
	District of Columbia—0.8%
1,000,000	District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.25% (FGIC and National Public Finance Guarantee Corporation INS), 2/1/2016	1,047,050
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		District of Columbia—continued
$250,000		District of Columbia, Revenue Bonds (Series 2013A), 6.00% (KIPP DC), 7/1/2033	$292,985
		TOTAL	1,340,035
		Florida—4.7%
1,000,000		Atlantic Beach, FL Health Care Facilities, Revenue & Refunding Bonds (Series 2013A), 5.00% (Fleet Landing Project, FL), 11/15/2028	1,095,200
2,300,000		Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012), 5.00%, 10/1/2027	2,639,986
675,000		JEA, FL Water & Sewer System, Water and Sewer System Revenue Bonds (Series 2014A), 5.00%, 10/1/2029	798,734
500,000		Midtown Miami, FL Community Development District, Special Assessment & Revenue Refunding Bonds (Series 2014A), 5.00%, 5/1/2029	533,240
500,000		Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.25% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS), 11/1/2020	540,740
1,000,000		Palm Beach County, FL Health Facilities Authority, Entrance Fee Redemption Bonds (Series 2014C), 6.00% (Sinai Residences of Boca Raton), 6/1/2021	1,086,160
5,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 1), 6.375%, 5/1/2017	5,052
615,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2), 6.375%, 5/1/2017	402,216
210,000	[3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.375%, 5/1/2017	2
150,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-1), 6.375%, 5/1/2017	148,919
75,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-2), 0.00% (Step Coupon 5/1/2017@6.61%), 5/1/2039	54,920
175,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-3), 0.00% (Step Coupon 5/1/2019@6.61%), 5/1/2040	104,410
90,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4), 0.00% (Step Coupon 5/1/2022@6.61%), 5/1/2040	39,746
		TOTAL	7,449,325
		Georgia—2.7%
1,000,000		Atlanta, GA Airport Passenger Facilities Charge Revenue, Subordinate Lien General Revenue Bonds (Series 2010B), 5.00%, 1/1/2020	1,176,310
1,500,000		Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.00%, 11/1/2019	1,827,735
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Georgia—continued
$1,250,000	Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.40% (Eastside Tax Allocation District)/(Original Issue Yield: 5.50%), 1/1/2020	$1,281,938
	TOTAL	4,285,983
	Guam—0.8%
1,250,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.00%, 12/1/2015	1,300,150
	Idaho—0.6%
875,000	Idaho Health Facilities Authority, Revenue Bonds (Series 2013A), 7.375% (Terraces of Boise)/(Original Issue Yield: 7.50%), 10/1/2029	924,700
	Illinois—8.3%
1,600,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.000%, 01/01/2035	1,782,832
1,325,000	Chicago, IL Sales Tax, Refunding Revenue Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 1/1/2019	1,360,139
700,000	Chicago, IL Special Assessment, Improvement Bonds (Series 2002), 6.625% (Lakeshore East Project)/(Original Issue Yield: 6.637%), 12/1/2022	703,297
1,000,000	Chicago, IL, GO Bonds (Series 2014A), 5.25%, 1/1/2033	1,040,270
875,000	Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place), 5/15/2025	882,341
500,000	Illinois Finance Authority, Revenue Bonds (Series 2012B), 5.00% (Loyola University of Chicago), 7/1/2026	559,690
2,000,000	Illinois State Sales Tax, Sales Tax Revenue Bonds (Junior Obligation Series June 2010), 5.00%, 6/15/2016	2,142,740
1,500,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2013A), 5.00%, 1/1/2030	1,705,995
635,000	Illinois State, UT GO Bonds (Series of May 2014), 5.000%, 05/01/2033	677,748
1,255,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	1,365,277
1,000,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 5.00%, 6/1/2015	1,022,720
	TOTAL	13,243,049
	Indiana—3.8%
930,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.25%, 1/1/2030	1,087,421
1,000,000	Indiana State Finance Authority Hospital Revenue, Hospital Revenue Refunding Bonds (Series 2014A), 5.00% (Indiana University Health Obligated Group), 12/1/2027	1,186,070
2,000,000	Indiana State Finance Authority Wastewater Utilities, First Lien Wastewater Utility Revenue Bonds (Series 2014A), 5.00% (CWA Authority), 10/1/2032	2,314,600
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—continued
$1,300,000		Whiting, IN Environmental Facilities, Revenue Bonds (Series 2009), 5.25% (BP PLC), 1/1/2021	$1,550,198
		TOTAL	6,138,289
		Iowa—0.5%
800,000		Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50% (Iowa Fertilizer Co.), 12/1/2022	836,200
		Louisiana—1.3%
981,000	[3,4]	Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	343,350
1,000,000		Louisiana State Citizens Property Insurance Corp., Refunding Revenue Bonds (Series 2012), 5.00%, 6/1/2024	1,149,380
470,000		St. Charles Parish, LA Gulf Opportunity Zone, Revenue Bonds (Series 2010), 4.00% TOBs (Valero Energy Corp.), Mandatory Tender 6/1/2022	507,492
		TOTAL	2,000,222
		Maine—0.5%
665,000		Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2011), 7.50% (MaineGeneral Medical Center), 7/1/2032	786,402
		Maryland—0.9%
175,000		Maryland State EDC, Port Facilities Refunding Revenue Bonds (Series 2010), 5.75% (CONSOL Energy, Inc.), 9/1/2025	193,298
1,000,000		Maryland State EDC, Revenue Bonds (Series A), 5.125% (Ports America Chesapeake, Inc.)/(Original Issue Yield: 5.25%), 6/1/2020	1,103,410
200,000		Westminster, MD, Revenue Bonds (Series 2014A), 6.00% (Lutheran Village at Miller's Grant, Inc.), 7/1/2034	211,488
		TOTAL	1,508,196
		Massachusetts—2.5%
2,000,000		Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2024	2,244,720
1,030,000		Massachusetts HEFA, Revenue Bonds (Series 2010A), 5.00% (Northeastern University), 10/1/2023	1,196,757
500,000		Massachusetts State Development Finance Agency, Revenue Bonds (Series 2012), 5.00% (Northeastern University), 10/1/2029	567,150
		TOTAL	4,008,627
		Michigan—4.7%
1,500,000		Michigan State Building Authority, Revenue Refunding Bonds (Series 2009I), 5.00%, 10/15/2016	1,625,430
1,500,000		Michigan State Finance Authority Revenue, Local Government Loan Program Revenue Bonds (Series 2014B), 5.00% (Public Lighting Authority), 7/1/2029	1,661,310
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$750,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 C-3), 5.00% (Detroit, MI Sewage Disposal System)/(Assured Guaranty Municipal Corp. INS), 7/1/2032	$828,735
2,000,000	Royal Oak, MI Hospital Finance Authority, Refunding Revenue Bonds (Series 2014D), 5.00% (William Beaumont Hospital, MI), 9/1/2033	2,227,020
1,035,000	Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.00%, 12/1/2021	1,212,471
	TOTAL	7,554,966
	Nevada—0.4%
710,000	North Las Vegas, NV SID No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.00% (Aliante SID No. 60)/(Original Issue Yield: 5.05%), 12/1/2017	716,511
	New Jersey—4.5%
1,500,000	New Jersey EDA, Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.00% (NJ Dedicated Cigarette Excise Tax), 6/15/2020	1,702,320
2,500,000	New Jersey EDA, School Facilities Construction Refunding Bonds (Series 2014PP), 5.00% (New Jersey State), 6/15/2031	2,744,600
1,500,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2013A), 5.00%, 1/1/2032	1,687,110
1,000,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Bonds (Series 2007-1A), 4.50%, 6/1/2023	996,570
	TOTAL	7,130,600
	New Mexico—0.7%
1,000,000	Farmington, NM, PCR Revenue Refunding Bonds (Series A), 5.20% TOBs (Public Service Co., NM), Mandatory Tender 6/1/2020	1,120,640
	New York—10.1%
750,000	Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2008), 5.75%, 7/15/2018	851,730
1,000,000	Erie County, NY IDA, School Facility Revenue Bonds (Series 2011A), 5.25% (Buffalo, NY City School District), 5/1/2027	1,173,320
1,000,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2013A), 5.00% (MTA Transportation Revenue), 11/15/2031	1,132,530
1,500,000	New York City, NY TFA , Future Tax Secured Subordinate Bonds (Series Fiscal 2011D), 5.00%, 2/1/2019	1,738,350
1,000,000	New York City, NY, UT GO Bonds (Fiscal 2014 Subseries D-1), 5.00%, 8/1/2030	1,162,510
10,000	New York City, NY, UT GO Bonds (Series 2002D), 5.00% (Original Issue Yield: 5.21%), 6/1/2017	10,040
250,000	New York City, NY, UT GO Bonds (Series 2014G), 5.00%, 8/1/2030	291,360
1,000,000	New York Liberty Development Corporation, Liberty Revenue Bonds (Series 2011), 5.00% (4 World Trade Center), 11/15/2031	1,121,500
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$2,000,000		New York Liberty Development Corporation, Revenue Refunding Bonds (Series 2012 Class 1), 5.00% (7 World Trade Center LLC), 9/15/2028	$2,338,820
2,250,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations (Series 2013A), 5.00% (New York State Thruway Authority - General Revenue), 5/1/2019	2,598,480
1,000,000		New York State Urban Development Corp., State Personal Income Tax Revenue Bonds (Series 2013C), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2032	1,153,040
665,000		Niagara Area Development Corporation, NY, Solid Waste Disposal Facility Refunding Revenue Bonds (Series 2012B), 4.00% (Covanta Energy Corp.), 11/1/2024	675,354
1,800,000		Rockland County, NY, Public Improvement LT GO Bonds (Series 2014C), 3.00%, (Assured Guaranty Municipal Corp. INS), 5/1/2018	1,895,166
		TOTAL	16,142,200
		Ohio—4.5%
1,000,000		Cleveland, OH Airport System, Revenue Bonds (Series 2012A), 5.00%, 1/1/2028	1,092,790
2,135,000		Franklin County, OH Hospital Facility Authority, Hospital Improvement Revenue Bonds (Series 2009), 5.00% (Nationwide Children's Hospital), 11/1/2019	2,455,143
695,000		Muskingum County, OH, Hospital Facilities Revenue Bonds (Series 2013), 5.00% (Genesis Healthcare Corp.), 2/15/2027	724,899
1,500,000		Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.25%, 2/15/2029	1,748,775
1,000,000		University of Cincinnati, OH, General Receipts Bonds (Series 2013C), 5.00%, 6/1/2033	1,162,850
		TOTAL	7,184,457
		Oregon—0.3%
500,000	[1,2]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	503,385
		Pennsylvania—3.0%
435,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	456,206
2,000,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2026	2,241,820
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,061,670
1,000,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 2012B), 5.00% (Temple University Health System Obligated Group), 7/1/2018	1,095,440
		TOTAL	4,855,136
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Puerto Rico—0.7%
$1,300,000	Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.000% (Original Issue Yield: 8.727%), 07/01/2035	$1,114,776
	South Carolina—1.4%
2,000,000	Piedmont Municipal Power Agency, SC, Electric Refunding Revenue Bonds (Series 2010A-3), 5.00%, 1/1/2024	2,273,600
	South Dakota—1.1%
1,500,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.00%, 6/1/2027	1,695,840
	Tennessee—1.1%
1,500,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.25% (Goldman Sachs & Co. GTD), 9/1/2021	1,727,775
	Texas—11.1%
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2013A), 5.00%, 1/1/2033	1,091,620
270,000	Clifton Higher Education Finance Corporation, TX, 6.00% (Idea Public Schools), 8/15/2033	323,671
500,000	Clifton Higher Education Finance Corporation, TX, Education Revenue Bonds (Series 2012), 5.00% (Idea Public Schools ), 8/15/2032	543,595
1,500,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Improvement Bonds (Series 2013B), 5.00%, 11/1/2030	1,693,245
1,000,000	Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2014A), 5.00% (Wise Regional Health System)/(Original Issue Yield: 5.05%), 9/1/2034	1,034,280
1,000,000	Houston, TX Airport System, Senior Lien Revenue & Refunding Bonds (Series 2009A), 5.00%, 7/1/2018	1,137,340
1,525,000	Houston, TX Higher Education Finance Corp., Education Revenue & Refunding Bonds (Series 2014A), 5.00% (Harmony Public Schools)/(PSFG GTD), 2/15/2033	1,760,902
500,000	Houston, TX Higher Education Finance Corp., Education Revenue Bonds (Series 2012A), 5.00% (Cosmos Foundation, Inc. ), 2/15/2032	542,115
500,000	North Texas Tollway Authority, Special Projects System Revenue Bonds (Series 2011), 5.00% (North Texas Toll Authority Special Projects System), 9/1/2021	599,840
1,500,000	North Texas Tollway Authority, System Second Tier Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2031	1,678,830
415,000	Red River, TX HFDC, Retirement Facility Revenue Bonds (Series 2014A), 7.50%, (MRC The Crossings)/(Original Issue Yield: 7.55%), 11/15/2034	468,149
545,000	Tarrant County, TX Cultural Education Facilities Finance Corp., Retirement Facility Revenue Bonds (Series 2007), 5.00% (Air Force Village), 5/15/2016	565,127
500,000	Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2026	530,545
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,500,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), 6.25%, (Bank of America Corp. GTD), 12/15/2026	$1,842,750
1,270,000		University of Texas System (The Board of Regents of), Revenue Bonds (Series 2004B), 5.25%, 8/15/2019	1,509,217
2,235,000		West Harris County, TX Regional Water Authority, Water System Revenue Bonds (Series 2006), 5.00% (AMBAC INS), 12/15/2021	2,376,922
		TOTAL	17,698,148
		Virginia—0.4%
500,000		Chesapeake, VA, Senior Toll Road Revenue Bonds (Series 2012A), 5.00% (Chesapeake, VA Transportation System), 7/15/2022	562,690
		Washington—2.4%
1,000,000		Port of Seattle, WA, LT GO Refunding Bonds (Series 2013A), 5.00%, 11/1/2021	1,211,650
1,000,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2029	1,090,440
1,500,000	[1,2]	Washington State Housing Finance Commission, Tax-Exempt Mandatory Paydown Securities (Series 2014B-1), 5.875% (Rockwood Retirement Communities), 1/1/2021	1,501,365
		TOTAL	3,803,455
		Wisconsin—0.7%
1,050,000		Wisconsin Health & Educational Facilities Authority, Revenue Refunding Bonds (Series 2014A), 5.00% (Hospital Sisters Services, Inc.), 11/15/2029	1,199,552
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $152,390,197)	159,573,144
		SHORT-TERM MUNICIPAL—0.3%[5]
		Ohio—0.3%
500,000		Allen County, OH, (Series 2010C) Daily VRDNs (Catholic Healthcare Partners), (MUFG Union Bank, N.A. LOC), 0.060%, 12/1/2014 (AT AMORTIZED COST)	500,000
		TOTAL MUNICIPAL INVESTMENTS—100% (IDENTIFIED COST $152,890,197)[6]	160,073,144
		OTHER ASSETS AND LIABILITIES—NET[7]	2,244,618
		LIQUIDATION VALUE OF VARIABLE RATE MUNICIPAL TERM PREFERRED SHARES	(46,175,000)
		LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES	(14,900,000)
		TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$101,242,762
At November 30, 2014, the Fund held no securities that were subject to the federal alternative minimum tax (AMT) (unaudited).
Annual Shareholder Report

At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[4]United States Treasury Notes 5 Year Short Futures	100	$11,949,219	March 2015	$(85,381)
[4]United States 10 Year Treasury Notes Short Futures	90	$11,434,219	March 2015	$(100,047)
UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(185,428)
Unrealized Depreciation on Futures Contracts is included in “Other Assets and
Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these restricted securities amounted to $5,842,483, which represented 5.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2014, these liquid restricted securities amounted to $5,842,483, which represented 5.8% of total net assets.
3	Security in default.
4	Non-income-producing security.
5	Current rate and next reset date shown for Variable Rate Demand Notes.
6	The cost of investments for federal tax purposes amounts to $152,964,514.
7	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total market value at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$—	$159,573,144	—	$159,573,144
Short-Term Municipal	—	500,000	—	500,000
TOTAL SECURITIES	$—	$160,073,144	$—	$160,073,144
OTHER FINANCIAL INSTRUMENTS*	$(185,428)	$—	$—	$(185,428)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
AMBAC	—American Municipal Bond Assurance Corporation
CDA	—Community Development Authority
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
FGIC	—Financial Guaranty Insurance Company
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
INS	—Insured
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
SID	—Special Improvement District
TFA	—Transitional Finance Authority
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Federated Premier Municipal Income Fund
(For a Common Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.95	$16.08	$13.86	$13.49	$13.25
Income From Investment Operations:
Net investment income[1]	0.89	0.91	0.94	1.02	1.05
Net realized and unrealized gain (loss) on investments and futures contracts	1.43	(2.13)	2.16	0.38	0.25
Distributions to auction market preferred shareholders from net investment income[2]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	2.32	(1.22)	3.10	1.39	1.29
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.90)	(0.91)	(1.00)	(1.02)	(1.05)
Increase From Auction Market Preferred Share Tender and Repurchase	—	—	0.12	—	—
Net Asset Value, End of Period	$15.37	$13.95	$16.08	$13.86	$13.49
Market Price, End of Period	$14.47	$12.47	$16.95	$14.89	$14.36
Total Return at Net Asset Value[4]	17.09%	(7.76)%	23.90%	10.95%	9.90%
Total Return at Market Price[5]	23.38%	(21.58)%	21.37%	11.91%	6.87%
Ratios to Average Net Assets:
Net expenses	1.43%	1.44%	1.44%	1.16%[6]	1.14%[6]
Net expenses excluding all interest and trust expenses[7]	0.99%	0.99%	0.99%	0.85%	0.85%
Net investment income[8]	6.02%	6.07%	6.19%	7.60%	7.54%
Expense waiver/reimbursement[9]	0.36%	0.28%	0.46%	0.48%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$95,072	$86,237	$99,397	$85,560	$83,123
Portfolio turnover	19%	19%	22%	38%	19%
Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares
	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
11/30/2014	$53,675,000	$69,281	$50,029	$25,014	$25,000
11/30/2013	$36,575,000	$83,945	$50,026	$25,013	$25,000
11/30/2012	$36,575,000	$92,940	$50,029	$25,014	$25,000
11/30/2011	$36,575,000	$83,482	$50,001	$25,000	$25,000
11/30/2010	$36,575,000	$81,817	$50,008	$25,004	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Represents less than $0.01.
4	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
6	Additional expense relating to commission costs on dividend payments to preferred shareholders, which has no effect on net investment income and net assets previously reported, has been included to conform to the current year presentation.
7	Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.
8	Ratios reflect reductions for dividend payments to preferred shareholders.
9	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
10	Represents initial public offering price.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Federated Premier Intermediate Municipal Income Fund
(For a Common Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.64	$15.27	$13.94	$13.57	$13.46
Income From Investment Operations:
Net investment income[1]	0.67	0.71	0.74	0.83	0.86
Net realized and unrealized gain (loss) on investments and futures contracts	0.90	(1.61)	1.22	0.36	0.13
Distributions to auction market preferred shareholders from net investment income[2]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	1.57	(0.90)	1.96	1.18	0.98
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.71)	(0.73)	(0.78)	(0.81)	(0.87)
Increase From Auction Market Preferred Share Tender and Repurchase	—	—	0.15	—	—
Net Asset Value, End of Period	$14.50	$13.64	$15.27	$13.94	$13.57
Market Price, End of Period	$12.59	$12.14	$16.09	$13.87	$13.60
Total Return at Net Asset Value[4]	11.76%	(6.00)%	15.51%	9.06%	7.40%
Total Return at Market Price[5]	9.59%	(20.33)%	22.29%	8.51%	6.38%
Ratios to Average Net Assets:
Net expenses	1.51%	1.52%	1.52%	1.17%[6]	1.18%[6]
Net expenses excluding all interest and trust expenses[7]	0.99%	0.99%	0.99%	0.89%	0.89%
Net investment income[8]	4.74%	4.92%	5.04%	6.02%	6.16%
Expense waiver/reimbursement[9]	0.34%	0.27%	0.42%	0.37%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$101,243	$95,263	$106,595	$97,169	$94,569
Portfolio turnover	19%	21%	23%	21%	31%
Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares
	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
11/30/2014	$61,075,000	$66,442	$50,033	$25,016	$25,000
11/30/2013	$41,900,000	$81,840	$50,034	$25,017	$25,000
11/30/2012	$41,900,000	$88,601	$50,037	$25,019	$25,000
11/30/2011	$41,900,000	$82,977	$50,000	$25,000	$25,000
11/30/2010	$41,900,000	$81,426	$50,002	$25,001	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Represents less than $0.01.
4	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
6	Additional expense relating to commission costs on dividend payments to preferred shareholders, which has no effect on net investment income and net assets reported, has been included to conform to the current year presentation.
7	Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.
8	Ratios reflect reductions for dividend payments to preferred shareholders.
9	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
10	Represents initial public offering price.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statements of Assets and Liabilities
November 30, 2014
	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Assets:
Total investments in securities, at value	$146,944,639	$160,073,144
Restricted cash (Note 2)	138,000	198,000
Cash	26,413	66,522
Income receivable	2,165,100	2,181,473
Receivable for investments sold	30,662	310,200
Deferred offering costs (Note 7)	38,723	39,268
TOTAL ASSETS	149,343,537	162,868,607
Liabilities:
Income distribution payable - Common Shares	$454,662	$387,519
Payable for daily variation margin	35,938	48,438
Interest payable - VMTP Shares	30,561	39,723
Income distribution payable - AMPS	146	226
Payable for portfolio accounting fees	25,030	26,072
Payable for auditing fees	35,000	35,000
Accrued expenses (Note 5)	14,991	13,867
TOTAL ACCRUED LIABILITIES	596,328	550,845
Other Liabilities:
Variable Rate Municipal Term Preferred Shares (VMTP) (1,421 and 1,847 shares, respectively, authorized and issued at $25,000 per share)	35,525,000	46,175,000
TOTAL LIABILITIES	36,121,328	46,725,845
Auction Market Preferred Shares (AMPS) (726 and 596 shares, respectively, authorized and issued at $25,000 per share)	18,150,000	14,900,000
Net assets applicable to Common Shares	$95,072,209	$101,242,762
Net Assets Applicable to Common Shares Consists of:
Paid-in capital	$87,719,824	$98,221,552
Net unrealized appreciation of investments and futures contracts	10,249,990	6,997,519
Accumulated net realized loss on investments and futures contracts	(3,390,198)	(4,077,518)
Undistributed net investment income	492,593	101,209
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$95,072,209	$101,242,762
Annual Shareholder Report

Statements of Assets and Liabilities–continued
	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Common Shares outstanding, ($0.01 par value, unlimited shares authorized)	6,185,882	6,982,324
Net asset value per share	$15.37	$14.50
Investments, at identified cost	$136,566,812	$152,890,197
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statements of Operations
Year Ended November 30, 2014
	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Investment Income:
Interest	$6,817,083	$6,195,510
Expenses:
Investment adviser fee (Note 5)	$746,541	$823,167
Administrative fee (Note 5)	71,522	77,521
Custodian fees	7,344	6,991
Transfer agent fees	50,268	50,264
Directors'/Trustees' fees (Note 5)	6,363	6,438
Auditing fees	37,350	37,350
Legal fees	130,874	131,146
Portfolio accounting fees	95,494	101,629
Printing and postage	20,313	19,673
Auction agent fees	6,501	6,501
Trailer commission fees (Note 6)	46,005	37,767
Interest expense - VMTP Shares (Note 6)	295,127	404,637
Interest and inverse floater trust expenses (Note 2)	61,113	68,243
Miscellaneous (Note 5)	70,232	65,934
TOTAL EXPENSES	1,645,047	1,837,261
Waiver of investment adviser fee (Note 5)	(332,669)	(340,128)
Net expenses	1,312,378	1,497,133
Net investment income	5,504,705	4,698,377
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments	2,104,448	2,461,383
Net realized loss on futures contracts	(292,074)	(418,647)
Net change in unrealized appreciation of investments	7,188,251	4,401,242
Net change in unrealized depreciation of futures contracts	(127,837)	(185,428)
Net realized and unrealized gain on investments and futures contracts	8,872,788	6,258,550
Income distributions declared to AMPS	(15,171)	(12,871)
Change in net assets resulting from operations applicable to Common Shares	$14,362,322	$10,944,056
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statements of Changes in Net Assets
Year Ended November 30	Federated Premier Municipal Income Fund		Federated Premier Intermediate Municipal Income Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,504,705	$5,587,803	$4,698,377	$4,920,502
Net realized gain (loss) on investments and futures contracts	1,812,374	(204,093)	2,042,736	42,812
Net change in unrealized appreciation/depreciation of investments and futures contracts	7,060,414	(12,963,571)	4,215,814	(11,268,112)
Distributions from net investment income – AMPS	(15,171)	(16,690)	(12,871)	(14,553)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,362,322	(7,596,551)	10,944,056	(6,319,351)
Distribution to Common Shareholders:
Distributions from net investment income -Common Shares	(5,566,043)	(5,601,771)	(4,964,432)	(5,068,831)
Share Transactions Applicable to Common Shares:
Net asset value of shares issued to shareholders in payment of distributions declared	38,948	38,678	—	56,654
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	38,948	38,678	—	56,654
Change in net assets	8,835,227	(13,159,644)	5,979,624	(11,331,528)
Net Assets:
Beginning of period	86,236,982	99,396,626	95,263,138	106,594,666
End of period	$95,072,209	$86,236,982	$101,242,762	$95,263,138
Undistributed net investment income at end of period	$492,593	$457,059	$101,209	$282,831
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statements of Cash Flows
Year Ended November 30, 2014
	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Operating Activities:
Change in net assets resulting from operations	$14,362,322	$10,944,056
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used In Operating Activities:
Purchase of investment securities	(52,452,118)	(55,727,328)
Proceeds from sale of investment securities	24,703,440	26,252,212
Proceeds from the sale of floating rate certificate securities	25,167,343	29,185,066
Net sales of short-term investment securities	2,800,000	150,000
Increase in income receivable	(55,899)	(49,426)
(Increase) decrease in receivable for investments sold	(5,662)	165,250
Decrease in payable for floating rate certificate securities	(17,100,000)	(19,175,000)
Increase in restricted cash	(138,000)	(198,000)
Increase in payable for variation margin on futures contracts	35,938	48,438
Increase in interest payable - VMTP Shares	11,434	11,695
Decrease in payable for Directors'/Trustees' fees	(1,466)	(1,423)
Decrease in accrued expenses	(20,288)	(28,300)
Net amortization of premium	408,610	1,100,686
Net derivative activity on futures contracts	(419,911)	(604,075)
Net realized gain on investments and futures contracts	(1,812,374)	(2,042,736)
Net change in unrealized appreciation of investments and futures contracts	(7,060,414)	(4,215,814)
NET CASH USED IN OPERATING ACTIVITIES	(11,577,045)	(14,184,699)
Financing Activities:
Proceeds from VMTP Shares	17,100,000	19,175,000
Amortization of deferred offering costs	111,929	111,391
Increase in deferred offering costs	(58,085)	(58,092)
Income distributions to participants	(5,554,348)	(4,999,227)
NET CASH PROVIDED BY FINANCING ACTIVITIES	11,599,496	14,229,072
Net increase in cash	22,451	44,373
Cash:
Beginning of period	3,962	22,149
End of period	$26,413	$66,522
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $38,948 and $0, respectively.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Fund, (individually referred to as the “Fund” or collectively as the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, closed-end management investment companies. Each Fund's investment objective is to provide current income exempt from federal income tax, including the federal AMT.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Funds cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Funds' valuation policies and procedures, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate each Fund's NAV.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of each Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions to common shareholders are recorded on the ex-dividend date and are declared and paid monthly.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is each Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Funds' major tax jurisdictions, which include the United States of America and the state of Delaware.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Funds may engage in when-issued or delayed-delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at year end are listed after the Fund's Portfolio of Investments.
The average notional value of futures contracts held by the Federated Premier Municipal Income Fund and the Federated Premier Intermediate Municipal Income Fund throughout the period was $5,512,464 and $8,165,974, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Tender Option Bond Trusts
The Funds may leverage their assets through the use of tender option bond trusts, which are also referred to as TOBs. A tender option bond trust is established by a third-party sponsor forming a special purpose entity, into which fixed-rate, tax-exempt municipal bonds purchased by the Funds are transferred. The tender option bond trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable-rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual-interest tax-exempt security, which is transferred to the Funds, is also created by the trust and pays interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.
The Funds account for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Funds' Portfolio of Investments and the related floating rate notes reflected as Fund liabilities under the caption, “Payable for floating rate certificate securities” in the Statements of Assets and Liabilities. On June 19, 2014, the Funds sold out of their interests in all TOBs and replaced this leverage with the issuance of additional variable rate municipal term preferred shares. See additional information in Note 6.
The Federated Premier Municipal Income Fund and the Federated Premier Intermediate Municipal Income Fund recorded interest and inverse floater trust expenses of $61,113 and $68,243, respectively, for these investments for the year ended November 30, 2014.
Annual Shareholder Report

Restricted Securities
The Funds may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Federated Premier Municipal Income Fund
Fair Value of Derivative Instruments
Liability
	Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$127,837*

Federated Premier Intermediate Municipal Income Fund
Fair Value of Derivative Instruments
Liability
	Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$185,428*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statements of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statements of Operations for the Year ended November 30, 2014
Federated Premier Municipal Income Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(292,074)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(127,837)
Federated Premier Intermediate Municipal Income Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(418,647)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(185,428)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. common SHARES
The following tables summarize share activity:
Federated Premier Municipal Income Fund
Year Ended November 30	2014	2013
Shares issued to shareholders in payment of distributions declared	2,621	2,451
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	2,621	2,451
Federated Premier Intermediate Municipal Income Fund
Year Ended November 30	2014	2013
Shares issued to shareholders in payment of distributions declared	—	3,772
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	—	3,772
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for inverse floater trusts, non-deductible offering costs, and discount accretion/premium amortization on debt securities.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
	Increase (Decrease)
	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Federated Premier Municipal Income Fund	$(129,136)	$112,043	$17,093
Federated Premier Intermediate Municipal Income Fund	$(129,409)	$97,304	$32,105
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014 Tax-Exempt Income	2013 Tax-Exempt Income
Federated Premier Municipal Income Fund	$5,876,341	$5,857,721
Federated Premier Intermediate Municipal Income Fund	$5,381,940	$5,433,997
As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Undistributed tax-exempt income	$491,440	$100,271
Net unrealized appreciation	$10,373,524	$7,108,629
Capital loss carryforward	$(3,512,579)	$(4,187,690)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.
At November 30, 2014, the following amounts apply for federal income tax purposes.
	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Federated Premier Municipal Income Fund	$136,571,115	$10,923,484	$(549,960)	$10,373,524
Federated Premier Intermediate Municipal Income Fund	$152,964,514	$8,132,101	$(1,023,471)	$7,108,630
Annual Shareholder Report

At November 30, 2014, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund had capital loss carryforwards of $3,512,579 and $4,187,690, respectively, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Funds' capital loss carryforwards and expiration years:
Federated Premier Municipal Income Fund
Expiration Year	Short-Term	Long-Term	Total
2016	$ 204,343	NA	$ 204,343
2017	$ 2,786,088	NA	$ 2,786,088
2019	$ 522,148	NA	$ 522,148
Federated Premier Intermediate Municipal Income Fund
Expiration Year	Short-Term	Long-Term	Total
2017	$ 3,761,178	NA	$ 3,761,178
2018	$ 79,207	NA	$ 79,207
2019	$ 347,305	NA	$ 347,305
Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund used capital loss carryforwards of $1,763,840 and $2,024,813, respectively, to offset taxable capital gains realized during the year ended November 30, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The investment management agreement between each Fund and the Adviser provides for an annual management fee, payable daily, at the annual rate of 0.55% of each Fund's managed assets.
Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the Adviser voluntarily waived $332,669 and $340,128 of its fee for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For each Fund for the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTP shares and commission costs on preferred shareholder dividend payments) paid by each Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total annual operating expenses will not be more or less than 0.99%.
Interfund Transactions
During the year ended November 30, 2014, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and were as follows:
	Purchases	Sales
Federated Premier Municipal Income Fund	$31,800,000	$36,000,000
Federated Premier Intermediate Municipal Income Fund	$41,400,000	$41,900,000
General
Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Funds. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statements of Assets and Liabilities and Statements of Operations, respectively.
Annual Shareholder Report

6. PREFERRED SHARES
Auction Market Preferred Shares
On February 13, 2003, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund offered 2,147 and 2,441 Auction Market Preferred Shares (AMPS), respectively. The AMPS are redeemable at the option of the Funds at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date.
On July 17, 2008, the Funds' Trustees approved a plan to use tender option bond trusts to refinance a portion of the Funds' outstanding AMPS. During the year ended November 30, 2008, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund redeemed $9,600,000 and $10,125,000, representing 384 and 405 of their outstanding AMPS, respectively, at liquidation value, using proceeds that arose from the use of the tender option bond trusts. During the year ended November 30, 2009, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund redeemed $7,500,000 and $9,000,000, representing 300 and 360 of their outstanding AMPS, respectively, at liquidation value, using proceeds that arose from the use of the tender option bond trusts. On December 22, 2011, each Fund used the proceeds from its VMTP share private offering, as discussed below, to fund the tender of 737 and 1,080 AMPS for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively. As of November 30, 2014, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund currently have outstanding 726 and 596 AMPS, respectively.
Distributions to AMPS are recorded daily and paid weekly at a rate set through auction procedures or under each Fund's Statement of Preferences. The dividend rate to AMPS for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund at November 30, 2014, was 0.073% and 0.055%, respectively.
Each auction requires the participation of one or more Broker-Dealers. The auction agent, currently Deutsche Bank Trust Company Americas, will enter into agreements with one or more Broker-Dealers selected by the Funds, which provide for the participation of those Broker-Dealers in auctions for AMPS. The auction agent will pay each Broker-Dealer after each auction, from funds provided by the Funds. The trailer commissions for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund for the year ended November 30, 2014, were $46,005 and $37,767, respectively.
Variable Rate Municipal Term Preferred Shares
On December 22, 2011, each Fund issued variable rate municipal term preferred shares (VMTP shares) in a private offering. Federated Premier Municipal Income Fund issued 737 VMTP shares totaling $18.4 million and Federated Premier Intermediate Municipal Income Fund issued 1,080 VMTP shares totaling $27.0 million. Each Fund used the proceeds from its VMTP share offering to pay for the AMPS it repurchased in an AMPS tender offer. All expenses of the AMPS tender offer were recorded as incurred. On June 19, 2014, each Fund issued additional VMTP shares in a private offering. Federated Premier Municipal Income Fund issued 684 new VMTP shares totaling $17.1 million and Federated Premier Intermediate Municipal Income Fund issued 767 new VMTP shares totaling $19.2 million. Each Fund used the proceeds to replace the leverage provided by their investments in tender option bond
Annual Shareholder Report

trusts. VMTP shares are a floating-rate form of preferred shares with a mandatory term redemption date of June 19, 2017, unless extended, and dividends (which are treated as interest payments for financial reporting purposes) that are set weekly to a fixed spread of 1.20% against the Securities Industry and Financial Markets Association Municipal Swap Index.
The total liquidation value of the Funds' outstanding preferred shares, comprised of untendered AMPS and VMTP shares, remained unchanged as a result of the AMPS tender and VMTP share issuances. The difference between the liquidation value of the AMPS and actual repurchase price was recognized in the Statements of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of AMPS. In the Funds' Statements of Assets and Liabilities, the aggregate liquidation value of the VMTP shares is shown as a liability since the shares have a stated mandatory redemption date. VMTP shares represent preferred shares and rank on parity with the AMPS. VMTP shares are senior in priority to each Fund's outstanding common shares as to payment of dividends. As of November 30, 2014, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund currently have outstanding 1,421 and 1,847 VMTP shares, respectively. The average liquidation value outstanding and average annualized dividend rate of VMTP shares for the Funds during the year ended November 30, 2014, were $26,975,000 and 1.09%, respectively, for Federated Premier Municipal Income Fund, and $36,587,500 and 1.11%, respectively, for Federated Premier Intermediate Municipal Income Fund. Dividends paid to VMTP shares are treated as interest expense and recorded as incurred. For the year ended November 30, 2014, interest expense on VMTP shares amounted to $295,127 and $404,637 for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively.
Whenever preferred shares (including AMPS and VMTP shares) are outstanding, common shareholders will not be entitled to receive any distributions from the Funds unless all accrued dividends on the preferred shares have been paid, the Funds satisfy the 200% asset coverage requirement after giving effect to the distribution, and certain other requirements imposed by any nationally recognized statistical ratings organizations (NRSROs) rating the preferred shares have been met. At November 30, 2014, there were no such restrictions on the Funds.
7. OFFERING COSTS
Costs incurred in connection with each Fund's original offering of VMTP shares in the amount of $277,700 per Fund were recorded as a deferred charge which are being amortized over the life of the shares.
Additional costs were incurred in connection with the private offering of VMTP shares on June 19, 2014 in the amount of $58,085 for the Federated Premier Municipal Income Fund and $58,902 for the Federated Premier Intermediate Municipal Income Fund. The amounts were recorded as a deferred charge which are being amortized over the life of the shares.
Each Fund's amortized deferred charges are recognized as a component of the applicable expense on the Statements of Operations.
Annual Shareholder Report

8. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
	Purchases	Sales
Federated Premier Municipal Income Fund	$52,452,118	$24,703,440
Federated Premier Intermediate Municipal Income Fund	$55,727,328	$26,252,212
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2014, 100% of distributions from net investment income for each Fund is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees AND SHAREHOLDERS OF Federated premier municipal income fund and federated premier intermediate municipal income fund:
We have audited the accompanying statements of assets and liabilities of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (the “Funds”) including the portfolios of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
Annual Shareholder Report

Last Meeting of Shareholders (unaudited)
FEDERATED PREMIER MUNICIPAL INCOME FUND
An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 12, 2014. On June 30, 2014, the record date for shareholders voting at the meeting, there were 6,184,648 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF tHREE CLASS II TRUSTEES - COMMON SHARES AND PREFERRED SHARES:
1. J. Christopher Donahue
For	Withheld Authority to Vote
5,510,903	235,990
2. P. Jerome Richey
For	Withheld Authority to Vote
5,548,467	198,426
3. John T. Collins
For	Withheld Authority to Vote
5,546,533	200,360
ELECTION OF ONE CLASS III TRUSTEE - COMMON SHARES AND PREFERRED SHARES:
1. John W. McGonigle
For	Withheld Authority to Vote
5,502,655	244,238
An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 12, 2014. On June 30, 2014, the record date for shareholders voting at the meeting, there were 2,147 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:
1. Peter E. Madden
For	Withheld Authority to Vote
1,483	25
2. John S. Walsh
For	Withheld Authority to Vote
1,483	25
The following Trustees of the Fund continued their terms as Trustees of the Fund: Maureen Lally-Green, Charles F. Mansfield, Jr. and Thomas M. O'Neill.
FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 12, 2014. On June 30, 2014, the record date for shareholders voting at the meeting, there were 6,982,324 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF THREE CLASS II TRUSTEES - COMMON SHARES AND PREFERRED SHARES:
1. J. Christopher Donahue
For	Withheld Authority to Vote
6,317,980	202,336
2. P. Jerome Richey
For	Withheld Authority to Vote
6,307,542	212,774
3. John T. Collins
For	Withheld Authority to Vote
6,315,974	204,342

ELECTION OF ONE CLASS III TRUSTEE - COMMON SHARES AND PREFERRED SHARES:
1. John W. McGonigle
For	Withheld Authority to Vote
6,314,138	206,178
An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 12, 2014. On June 30, 2014, the record date for shareholders voting at the meeting, there were 2,443 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:
1. Peter E. Madden
For	Withheld Authority to Vote
1,863	33
2. John S. Walsh
For	Withheld Authority to Vote
1,863	33
The following Trustees of the Fund continued their terms as Trustees of the Fund: Maureen Lally-Green, Charles F. Mansfield, Jr. and Thomas M. O'Neill.

Board of Trustees and Fund Officers
The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Funds. Where required, the tables separately list Trustees who are “interested persons” of the Funds (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family.
INTERESTED TRUSTEES BACKGROUND
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
	Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.	2017
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT, SECRETARY AND TRUSTEE Began serving: December 2002	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc. Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	2015
*	Reasons for “interested” status: J. Christopher Donahue and John W. McGonigle are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES BACKGROUND
Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
John T. Collins**++ Birth Date: January 24, 1947 TRUSTEE Began serving: January 2014	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc.(racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	2017
Maureen Lally-Green**++ Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Cardinal Wuerl Catholic High School.	2016
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Peter E. Madden+ ++ Birth Date: March 16, 1942 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
2015
Charles F. Mansfield, Jr.++ Birth Date: April 10, 1945 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
2015
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Thomas M. O'Neill++** Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		2016
P. Jerome Richey++ Birth Date: February 23, 1949 TRUSTEE Began serving: January 2014	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh. Other Directorships Held: None. Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	2017
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
John S. Walsh+**++ Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
	Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	2015
+	Member of Executive Committee
**	Member of Audit Committee
++	Member of Nominating Committee
OFFICERS
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: December 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
R. J. Gallo Birth Date: June 10, 1969 Vice President Officer since: June 2012 Portfolio Manager since: inception	Principal Occupations: R.J. Gallo, Senior Portfolio Manager and Head of the Municipal Bond Investment Group has been the Fund's Portfolio Manager since inception. He is Vice President of each Fund. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Senior Vice President of the Fund's Adviser in 2011. From 2005 to 2010 Mr. Gallo served as Vice President and from January 2002 through 2004 and as an Assistant Vice President of the Fund's Adviser. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation and a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
federated premier municipal income fund (“FMN” or the “Fund”)
Federated premier intermediate municipal income fund (“fpt” or the “fund”) (collectively, “funds”)
Following a review and recommendation of approval by the Funds' independent trustees, the Funds' Board reviewed and approved at its May 2014 meetings each Fund's investment advisory contract for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of each Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Funds and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Funds and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Funds' short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to their particular investment programs and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Funds' investment objectives; the Funds' expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds' portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Funds by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Funds' fees and expenses to other closed-end funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Funds, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Funds' investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Funds compete.
The Board reviewed the contractual advisory fee rate, and other expenses of FMN and noted the position of FMN's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of FMN remained competitive. The Board will continue to monitor advisory fees and other expenses borne by FMN in the context of the other factors considered relevant by the Board.
The Board reviewed the contractual advisory fee rate, and other expenses of FPT and noted the position of FPT's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of FPT remained competitive. The Board will continue to monitor advisory fees and other expenses borne by FPT in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing
Annual Shareholder Report

different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Funds' ability to deliver competitive performance when compared to their peer groups was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Funds' investment programs, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, FMN's performance was above the median of the relevant peer group.
For the periods covered by the Evaluation, FPT's performance for the one-year period was above the median of the relevant peer group, and FPT's performance fell below the median of the relevant peer group for the three-year and five-year period. The Board discussed FPT's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of FPT in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions
Annual Shareholder Report

regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Board also considered whether the Funds might benefit from “economies of scale” and noted that, as “closed-end funds,” which have made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Funds' initial public offerings) have not made and do not expect to make additional offerings to raise more assets, the Funds are unlikely to grow materially in size and, as a consequence, there are no meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Funds' advisory contracts.
In its decision to continue the existing investment advisory contracts, the Board was mindful of the potential disruptions of the Funds' operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the advisory contracts. In particular, the Board recognized that many shareholders have invested in the Funds on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board's approval of the advisory contracts reflected the fact that it is the shareholders who have effectively selected the
Annual Shareholder Report

Adviser by virtue of having invested in the Funds. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Funds by the Adviser and its affiliates, continuation of the advisory contracts was appropriate.
The Board based its decision to approve the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Funds, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Dividend Reinvestment Plan
The following description of each Fund's Dividend Reinvestment Plan (the “Plan”) is furnished to you annually as required by federal securities laws.
Unless the registered owner of a Fund's common shares elects to receive cash by contacting Computershare Trust Co., N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for shareholders in the Plan, in additional common shares of the Fund. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name, or by contacting your bank, broker, or other nominee if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which the shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution payable in cash (together, a “dividend”), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued common shares (“newly issued common shares”); or (2) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value (NAV) per common share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued common shares. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any dividend,
Annual Shareholder Report

the NAV per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Funds will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per common share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of record shareholders such as banks, brokers, or nominees which hold common shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.
Annual Shareholder Report

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.
Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.
The address of the principal office of the Funds is 4000 Ericsson Drive, Warrendale, PA 15086-7561.
The Funds' transfer agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that each Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Source of Distributions–Notice
Under the federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by the Funds if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Funds' distributions, if applicable, is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Certification Disclosure
The Funds' reports on Form N-CSR and Form N-Q filed with the SEC during the past fiscal year, including the annual report for the year ended November 30, 2013, have contained the certifications of the Funds' Chief Executive Officer and Chief Financial Officer regarding the quality of the Funds' public disclosure required by Section 302 of the Sarbanes-Oxley Act.
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31423P108
CUSIP 31423P207
CUSIP 31423P405
CUSIP 31423M105
CUSIP 31423M204
CUSIP 31423M402
29861 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c),(d) There were no amendments to or waivers from the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers during the period covered by this report.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O’Neill and John S. Walsh

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $35,000

Fiscal year ended 2013 - $35,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $15

Fiscal year ended 2013 - $0

Fiscal year ended 2014- Travel to Audit Committee Meeting

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $72,484

Fiscal year ended 2013 - $96,256

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee consists of the following Board members: John T. Collins, Maureen Lally-Green, Thomas M. O’Neill and John S. Walsh.

Item 6. Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the Fund’s assets.

Lee R. Cunningham II

Lee R. Cunningham II has been a Portfolio Manager of the Fund since the fund’s inception in December 2002. Mr. Cunningham joined Federated in 1995 as an Investment Analyst, became a Portfolio Manager in 1998 and a Senior Portfolio Manager in 2007. He was named an Assistant Vice President of the Fund’s Adviser in January 1998 and became a Vice President of the Fund’s Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Other Accounts Managed by Lee Cunningham	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 / $866.5 million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0 / $0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Lee Cunningham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on a mix of rolling one, three and five year total returns and income performance relative to peers and benchmark (i.e. S&P, custom 70% A and up/20% BBB/10% HY/3-20yr/NonAMT). Total return receives greater weighting in calculating the IPP compared to income. The weighting on total return is higher than the income weighting for the trailing one and three year periods. The weighting on income is higher for the five year period. Going forward, the weighting on income will continue to decline, reflecting the group’s emphasis on total return. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Lee Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In this regard, any account for which the total return target is not met with respect to a three or five year period will receive a score of zero for that period. Additionally, a portion of Mr. Cunningham’s IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Lee Cunningham was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

R.J. Gallo

R.J. Gallo has been the Fund’s Portfolio Manager since the fund’s inception in December 2002. Mr. Gallo was named Head of Municipal Bond Investment Group in 2010 and became a Vice President of the Fund in June 2012. Mr. Gallo joined Federated in 2000 as an Investment Analyst, he became a portfolio manager in 2002 and a Senior Portfolio Manager in 2005. He became a Senior Vice President of the Fund’s Adviser in January of 2011, served as a Vice President of the Fund’s Adviser from January 2005 through 2011 and served as Assistant Vice President of the Fund’s Adviser from January 2002 through 2004. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation. Mr. Gallo received a Master’s in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Other Accounts Managed by Richard J. Gallo	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	3 / $1.3 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0 / $0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on a mix of rolling one, three and five year total returns and income performance relative to peers and benchmark (i.e. S&P, custom 70% A and up/20% BBB/10% HY/3-20yr/NonAMT). Total return receives greater weighting in calculating the IPP compared to income. The weighting on total return is higher than the income weighting for the trailing one and three year periods. The weighting on income is higher for the five year period. Going forward, the weighting on income will continue to decline, reflecting the group’s emphasis on total return. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Richard J. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In this regard, any account for which the total return target is not met with respect to a three or five year period will receive a score of zero for that period. Mr. Gallo serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g. currency, duration, sector, volatility and/or yield curve) for taxable, fixed income products. Additionally, a portion of Mr. Gallo’s IPP score is based on the performance of portfolios for which he provides research and analytical support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Richard J. Gallo was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Premier Intermediate Municipal Income Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___January 21, 2015____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date ___January 21, 2015____

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___January 21, 2015____